Exhibit 99.2

On January 29, 2018, Scientific Games Corporation (“we,” “our” or “us”) included the following risk factors in the offering memorandum for the proposed offering of an additional $500.0 million of our 5.000% senior secured notes due 2025, €325.0 million of senior secured notes due 2026, and €250 million of senior unsecured notes due 2026 to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to certain non-U.S. persons in accordance with Regulation S under the Securities Act.

Risks Relating to our Business and our Industries

We and our industries are subject to strict government regulations that may limit our existing operations, have an adverse impact on our ability to grow and affect our license eligibility or expose us to fines or other penalties.

In the U.S. and many other countries, the provision of Gaming and Lottery products and services is subject to extensive and evolving regulation. These regulatory requirements vary from jurisdiction to jurisdiction. Therefore, we are subject to a wide range of complex laws and regulations in the jurisdictions in which we are licensed or operate. Most jurisdictions require that we be licensed, that our key personnel and certain of our security holders be found suitable or be licensed, and that our products be reviewed and approved before placement. Licenses, approvals or findings of suitability may be revoked, suspended or conditioned. If a license, approval or finding of suitability is required by a regulatory authority and we fail to seek or do not receive the necessary approval, license or finding of suitability, or if it is granted and subsequently revoked, then we may be prohibited from providing our products or services for use in the particular jurisdiction. In addition, the loss of a license in one jurisdiction could trigger the loss of a license, or affect our eligibility for a license, in other jurisdictions. We may also become subject to regulation in any new jurisdictions in which we decide to operate in the future, including due to expansion of a customer’s operations. Gaming authorities may levy fines against us or seize certain of our assets if we violate gaming regulations. We cannot assure that we will be able to obtain or maintain the necessary licenses or approvals or that the licensing process will not result in delays or adversely affect our operations. The failure to obtain or retain a required license or approval in any jurisdiction would decrease the geographic areas where we are permitted to operate and generate revenue, may limit our ability to obtain a license in other jurisdictions and may put us at a disadvantage relative to our competitors.

We cannot assure that authorities will not seek to restrict our business in their jurisdictions or institute enforcement proceedings against us. We cannot assure that any instituted enforcement proceedings will be favorably resolved, or that such proceedings will not have a material adverse impact on our ability to retain and renew existing licenses or to obtain new licenses in other jurisdictions. Our reputation may also be damaged by any legal or regulatory investigation, regardless of whether or not we are ultimately accused of, or found to have committed, any violation.

Often, our games, Gaming product hardware and software and our Interactive RMG products and services must be approved in the jurisdictions in which they are operated, and we cannot assure you that such products or services will be approved in any jurisdiction. Our networked gaming technology requires regulatory approval in gaming jurisdictions prior to the shipment or implementation of any gaming machines, products or services and, although we have received approvals from the jurisdictions in which we currently operate this technology, we cannot assure you that we will receive the approvals necessary to offer it in additional gaming jurisdictions. Many of our customers are required to be licensed, and delays in approvals of our customers’ operations or expansions may adversely affect our results of operations, cash flows and financial condition. In addition, current regulations in a number of jurisdictions where our customers operate, such as Macau SAR and Singapore, limit the amount of space allocated to our products or limit the amount of new product available to operators to an amount that has been pre-approved by regulators. Substantial changes in any such regulations could adversely affect demand for our products.

The regulatory review process and licensing requirements also may preclude us from using technologies owned or developed by third parties if those parties are unwilling to subject themselves to regulatory review or do not meet regulatory requirements. Some gaming authorities require gaming manufacturers to obtain approval before engaging in certain transactions, such as acquisitions, mergers, reorganizations, financings, stock offerings and share repurchases. Obtaining such approvals can be costly and time consuming, and we cannot assure that such approvals will be granted or that the approval process will not result in delays or disruptions to our strategic objectives.

In October 2017, the U.K. government published its consultation on the review of stakes and prizes for all gaming terminals in the U.K. gaming sector. The consultation recommends a reduction in stakes on certain gaming machines. Although the consultation period closed in January 2018, a decision by the U.K. government is not expected until the second quarter of 2018 or later.  Any reduction to stakes could negatively impact our customers and our U.K. gaming business.

We and certain of our affiliates, major stockholders (generally persons and entities beneficially owning a specified percentage (typically 5% or more) of our equity securities), directors, officers and key employees are subject to extensive background investigations and suitability standards in our businesses. In some jurisdictions, these investigations may require extensive personal and financial disclosure from major stockholders, directors, officers and key employees. The failure of any such individuals or entities to submit to such background checks and provide the required disclosure could jeopardize the award of a contract or license to us or provide grounds for termination of an existing contract or license. Regulatory authorities generally have broad discretion when granting, renewing or revoking these approvals and licenses. Gaming and lottery authorities may require the removal of any of our directors or employees who are deemed to be unsuitable, and these authorities are generally empowered to disqualify us from receiving a Gaming or Lottery contract or offering our Gaming or Lottery products and services in that jurisdiction as a result of any such investigation. Our failure, or the failure of any of our major stockholders, directors, officers, key employees, products or technology, to obtain or retain a required license or approval in one jurisdiction could negatively impact our ability (or the ability of any of our major stockholders, directors, officers, key employees, products or technology) to obtain or retain required licenses and approvals in other jurisdictions.

In light of these regulations and the potential impact on our business, our amended and restated articles of incorporation and amended and restated bylaws allow for the restriction of stock ownership by persons or entities who fail to comply with informational or other regulatory requirements under applicable gaming laws, who are found unsuitable to hold our stock by gaming authorities, whose stock ownership adversely affects our ability to obtain, maintain, renew or qualify for a license, contract, franchise or other regulatory approval from a gaming authority or a purported transferee of a stockholder who acquires shares made invalid pursuant to our amended and restated articles of incorporation and amended and restated bylaws. The licensing procedures and background investigations of the authorities that regulate our businesses and the restriction in our amended and restated articles of incorporation and amended and restated bylaws may inhibit potential investors from becoming significant stockholders or inhibit existing stockholders from retaining or increasing their ownership.

There are instances where a state in which a Native American tribe conducts Class III gaming activities disagrees with such tribe regarding the regulation of gaming, including the regulation of gaming suppliers. In those instances, we make every effort to comply with both state and tribal regulation and fulfill our contractual obligations. However, there may be situations where any such disagreement impedes or creates uncertainty with respect to our ability to supply gaming products and services to such tribal customer or otherwise negatively impacts our relationship with such customer or gaming regulators. There are additional complexities that may impact disputes or other interactions with Native American tribe customers. For example, Native American tribes generally enjoy sovereign immunity from lawsuits, similar to the sovereign immunity enjoyed by the individual states and the U.S. In addition, certain commercial agreements with Native American tribes are subject to review by regulatory authorities such as the National Indian Gaming Commission, and, among other things, any such review could require substantial modifications to any such agreement we enter into with a Native American tribe customer.

Our businesses are subject to a number of federal, state, local and foreign laws and regulations governing data privacy and security, including with respect to the collection, storage, use, transmission and protection of personal information and other consumer data. In particular, the EU has adopted strict data privacy regulations. Following recent developments, such as the European Court of Justice’s 2015 ruling that the transfer of personal data from the EU to the U.S. under the EU/U.S. Safe Harbor was an invalid mechanism of personal data transfer, the adoption of the EU-U.S. Privacy Shield as a replacement for the Safe Harbor, and the upcoming effectiveness of the EU’s General Data Protection Regulation (“GDPR”) in May 2018 and proposed Regulation on Privacy and Electronic Communications (the “ePrivacy Regulation”), also slated to take effect in 2018, data privacy and security compliance in the EU are increasingly complex and challenging. The scope of data privacy and security regulations continues to evolve, and we believe that the adoption of increasingly restrictive regulations in this area is likely within the U.S. and other jurisdictions. Compliance with data privacy and security restrictions could increase the cost of our operations and failure to comply with such restrictions could subject us to criminal and civil sanctions and other penalties. The GDPR in particular has broad extraterritorial effect and imposes a strict data protection compliance regime with penalties of up to the greater of 20 million Euro and 4% of worldwide revenue.

We are subject to the provisions of the Foreign Corrupt Practices Act and other anti‑corruption laws that generally prohibit U.S. persons and companies and their agents from offering, promising, authorizing or making improper payments to foreign government officials for the purpose of obtaining or retaining business. Certain of these anti‑corruption laws also contain provisions that require accurate record keeping and further require companies to devise and maintain an adequate system of internal accounting controls. Although we have policies and controls in place that are designed to ensure compliance with these laws, if those controls are ineffective or an employee or intermediary fails to comply with the applicable regulations, we may be subject to criminal and civil sanctions and other penalties. Any such violation could disrupt our business and adversely affect our reputation, results of operations, cash flows and financial condition.

Additionally, although we plan to modify NYX’s existing contracts and any related contracts moving forward to prohibit customers from operating in unregulated markets, certain of our customers may, from time to time, provide services to players in unregulated markets while NYX is being integrated.
We have developed and implemented an internal compliance program in an effort to ensure that we comply with legal requirements imposed in connection with our Gaming and Lottery activities, legal requirements generally applicable to all publicly traded companies. The compliance program is run on a day‑to‑day basis by our Chief Compliance Officer with legal advice provided by attorneys in our legal and compliance departments and outside experts. The compliance program is overseen by the Compliance Committee of our Board of Directors, consisting of our Chief Executive Officer, three non-employee directors and a non-employee gaming law expert. We cannot assure that such steps will prevent the violation of one or more laws or regulations, or that a violation by us or an employee will not result in the imposition of a monetary fine, suspension or revocation of one or more of our licenses or other penalties.

The regulatory environment in any particular jurisdiction may change in the future, including changes that limit some or all of our existing operations in that jurisdiction, and any such change could materially and adversely affect our results of operations, cash flow, financial condition, business or prospects. Moreover, we cannot assure that our activities will be approved by additional jurisdictions or that those jurisdictions in which these activities are currently permitted will continue to permit such activities. Laws and regulations relating to our Interactive businesses (including sports wagering) are evolving. For additional discussion regarding risks associated with the evolving regulatory landscape for interactive gaming and sports wagering, see the risk factors below captioned "We may not be able to capitalize on the expansion of internet or other forms of interactive gaming or other trends and changes in the gaming and lottery industries, including due to laws and regulations governing these industries."; “Legislative interpretation may result in criminality of certain gaming or sports wagering activities.”; “Regulators may perceive gaming or sports wagering suppliers and operators similarly, and their respective regulatory risk.”; “We rely on technological blocking systems.” and “Expectations of a shift to regulated online gaming or sports wagering may not come to fruition.”

Legislative interpretation may result in criminality of certain gaming or sports wagering activities.

We generate a portion of our operating results through licensing our proprietary software technology and games to enable gaming or sports wagering operators to provide gaming or sports wagering services to customers where such services are dependent on that software and the functionality it provides. One of the consequences of our supply of operational gaming or sports wagering software to customers is the potential regulatory risk associated with doing so. While in many jurisdictions laws and regulations may not specifically apply to gaming or sports wagering software licensors (as distinct from its customers’ delivery to end-customers), this is not universally the case and, indeed, some jurisdictions have sought to regulate or prohibit such supply explicitly.

Furthermore, we rely on the continuity of supply by our customers to their end-users using the sports-betting-related software and technology which we license. Laws and regulations relating to the supply of such services are complex, inconsistent and evolving, and we may be subject to such laws either directly through explicit service provision or indirectly insofar as it has assisted the supply to customers who are themselves subject to such laws.

Some jurisdictions seek to regulate gaming or sports wagering; others seek to prohibit it. There is a corresponding, continuing risk to any participant in the gaming or sports wagering industry (be they an operator, supplier or other service provider) that jurisdictions in which customers are located may seek to argue that such a participant was acting illegally in accepting or assisting in the acceptance of wagers from its citizens or in the manner in which it operates gaming or sports wagering networks. This could lead to actions being brought against customers which, in turn, could have a detrimental effect on our financial performance and reputation. Similarly, where supply by the Company to the customer is critical to the gaming or sports wagering transaction, one cannot rule out the risk that direct enforcement action will be taken against us.

Many jurisdictions have not updated their laws to address the supply of remote gaming or sports wagering, which by its nature is a multi-jurisdictional activity. Moreover, the legality of interactive gaming or sports wagering and the provision of software, services and gaming or sports wagering network management is subject to uncertainties arising from differing approaches by legislatures, regulators and enforcement agents including in relation to determining in which jurisdiction the gaming takes place and therefore which law applies. This uncertainty creates a risk for us that even in instances where older laws have not been updated to address new technology, courts may interpret older legislation in an unfavorable way and determine customers’ and/or the Company’s activities to be illegal. This could lead to actions being brought against customers and/or the Company or any of our employees or directors, all or any of which may, individually or collectively, have a detrimental effect on our financial performance and reputation.

We monitor legal and regulatory developments in all of our material gaming or sports wagering markets and generally seek to keep abreast of legal and regulatory developments affecting our industries. However, we do not necessarily monitor, on a continuous basis, the laws and regulations in every jurisdiction where we or our customers do business and, therefore, we or our customers may operate in jurisdictions where we may be unaware of the full extent of the legal or regulatory risk.

Where appropriate and where we are able, we take the additional precautionary step of blocking wagers from jurisdictions where we are aware of any material legal or regulatory risk associated with remote gaming or sports wagering. When appropriate, we review the regulatory rationale of customers but, given that day-to-day management of operational risk will remain in the purview of customers, the Company protects itself through contractual mechanisms explicitly allowing us to suspend or terminate services.

Despite the monitoring undertaken by the Company and the other precautions we take, there remains a prospect that, in the event of legislation being interpreted in an unfavorable or unanticipated way, such measures are not sufficient and result in actions being brought against us or our employees or directors, any or all of which could have a detrimental effect on the financial performance and the Company’s reputation. Furthermore, similar actions could be brought against customers with the consequence that revenue streams from such customers may be frozen or traced at the behest of authorities even if none of our entities are made a party to any legal proceedings against any such customer. Customers may also face problems in legitimately moving monies in and out of certain jurisdictions which will impact upon payments from customers.  Finally, there is also a risk that our directors or employees or individuals engaged by us (or directors, employees or individuals connected to any customer) may face arrest and/or detention in (or from) such territories even if they are only temporarily present.

Regulators may perceive gaming or sports wagering suppliers and operators similarly, and their respective regulatory risk.

While operators that directly provide sports wagering services to their customers are generally perceived to be exposed to a greater degree of enforcement risk than their suppliers, in some jurisdictions laws extend to directly impact such suppliers. Furthermore, a supplier’s nexus with a particular jurisdiction may expose it to specific enforcement risks, irrespective of whether there has been an attempt to bring proceedings against any supported operator.

The sports wagering market has developed such that the nature of some of the services undertaken by suppliers on behalf of operators places them closer to the actual customer transaction, arguably rendering them quasi-operators in their own right. A number of fundamental points have begun to emerge from these market developments. Suppliers cannot claim ignorance of, or indifference to, the origin of an operator’s business. Indeed, enforcement proceedings brought against an operator may result in action being taken against a supplier (and even brought in the absence of the former).

Ultimately, the market may view, or in the future may view, the regulatory risk associated with the business of supplying software and services to sports wagering operators as being comparable with the regulatory risk attaching to operators themselves. In such circumstances, there is an associated risk that investors may apply valuation methods to any such supplier that are the same as the valuation methods used to value operators, and which build in the same regulatory risk even though, in many territories, such suppliers would be considered sufficiently removed from the transactional activity to warrant the application of a discrete risk analysis.

We rely on technological blocking systems.

There is no guarantee that the technical blocks we implement and which our customers implement will be effective. These systems and controls are intended to ensure that our customers do not accept bets from end-users located in those jurisdictions where we have made a decision not to offer all or certain of our products and services. Any failure of such systems and controls may result in violations of applicable laws or regulations. Any claims in respect of any such violations could have cost, resource, and, in particular if successful, reputational implications, and implications on our ability to retain, renew or expand our portfolio of licenses, and so have a material adverse effect on our operations, financial performance and prospects.

Moreover, there is an additional, ongoing risk that the current list of jurisdictions from which our customers and the Company must block access is enlarged, as there is a possibility that regulators who grant licenses to customers and/or the Company will require the blocking of specific additional jurisdictions. Similarly, jurisdictions may update their laws or regulations in such a way as to render the supply of gaming or sports wagering services into that jurisdiction legally or commercially unsustainable. In all such circumstances, additional blocking activity may have a detrimental effect on our financial position.

Expectations of a shift to regulated online gaming or sports wagering may not come to fruition.

Our business strategy includes a gradual shift into new, regulated online gaming and sports wagering markets. We expect there to be an opportunity to grow revenue by being among the first systems providers to obtain a license to operate online gaming systems in markets where end-users historically have been reliant on unregulated online gaming. However, there is no guarantee that end-users who are currently engaging in unregulated online gaming (in the U.S. or elsewhere) will transition away from unregulated gaming to regulated gaming in the wake of regulation, which is itself uncertain as to timing and scope of regulation and varies on a jurisdiction by jurisdiction basis. Our ability to influence end-user tastes and habits is limited, and if the introduction of regulation fails to result in a migration of end-users from unregulated gaming to regulated gaming (from which we currently derive and are expected to derive revenue through revenue sharing arrangements with our sports wagering customers), this may have an adverse impact on our operations, financial performance and prospects.

We may not be able to capitalize on the expansion of internet or other forms of interactive gaming or other trends and changes in the gaming and lottery industries, including due to laws and regulations governing these industries.

We participate in the new and evolving interactive gaming and lottery industries through our social, RMG and other interactive gaming and lottery products. Part of our strategy is to take advantage of the liberalization of interactive gaming, both within the U.S. and internationally. These industries involve significant risks and uncertainties, including legal, business and financial risks. The success of these industries and of our interactive gaming and lottery products and services may be affected by future developments in social networks, including Facebook, mobile platforms, regulatory developments, data privacy laws and other factors that we are unable to predict and are beyond our control. This fast‑changing environment can make it difficult to plan strategically and can provide opportunities for competitors to grow their businesses at our expense. Consequently, our future results of operations, cash flows and financial condition relating to our Interactive gaming and Lottery products and services are difficult to predict and may not grow at the rates we expect, and we cannot assure that these products and services will be successful in the long term.

In general, our ability to successfully pursue our interactive gaming and lottery strategy depends in part on the laws and regulations relating to wagering through interactive channels. Until 2011, there was uncertainty as to whether the Federal Wire Act of 1961 (the "Wire Act") prohibited states from conducting intrastate lottery transactions via the internet if such transactions crossed state lines. In late 2011, the Office of Legal Counsel of the DOJ issued an opinion to the effect that state lottery ticket sales over the internet to in‑state adults do not violate the Wire Act (the "2011 DOJ opinion"). The 2011 DOJ opinion provided an impetus for some states to authorize forms of interactive gaming or interactive lottery in order to generate additional revenue. However, to the extent states wish to pursue interactive gaming or interactive lottery, such states may be required or otherwise deem it advisable to enact enabling legislation or new regulations addressing the sale of lottery tickets or the offering of other forms of gaming through interactive channels, such as the actions taken by Delaware, Nevada and New Jersey to authorize various forms of internet gaming. Despite the 2011 DOJ opinion, there are still very significant forces working to limit or prohibit interactive gaming and interactive lottery in the U.S. Although these efforts have generally not been successful, we cannot assure that laws restricting interactive gaming or interactive lottery sales will not be passed at either the federal or state level. For instance, in May 2015, the Minnesota legislature passed an amendment to the state’s lottery law prohibiting the sale of instant win lottery tickets over the internet. Furthermore, changes in the executive branches of government at the state and federal level could affect federal and state policies on interactive gaming and interactive lottery as well, including a reversal of the 2011 DOJ opinion. The enactment of internet gaming legislation that federalizes significant aspects of the regulation of internet gaming and/or limits the forms of internet wagering that are permissible at the state or federal level could have an adverse impact on our ability to pursue our interactive gaming and lottery strategy in the U.S.

In addition, the outcome of a U.S. Supreme Court case argued in December 2017, Governor Christopher J. Christie, et al., v. National Collegiate Athletic Association, et al., is expected to affect state and federal policies with respect to sports wagering. This case is expected to address the question of whether the Professional and Amateur Sports Protection Act of 1992, a federal statute enacted to stop the spread of state-sponsored sports gambling, impermissibly commandeers the regulatory power of the states.

Internationally, laws relating to internet gaming are evolving, particularly in Europe. To varying degrees, a number of European governments have taken steps to change the regulation of internet wagering through the implementation of new or revised licensing and taxation regimes, including the possible imposition of sanctions on unlicensed providers. With the recent developments of the European Commission dropping enforcement actions related to gambling, these evolving rules and regulations may change quickly and dramatically. Countries outside Europe and the U.S. have also begun evaluating interactive gaming regulation and an increase in regulated markets outside of the U.S. and Europe is likely to continue. We cannot predict the timing, scope or terms of any such state, federal or foreign laws and regulations, or the extent to which any such laws and regulations will facilitate or hinder our interactive strategy.

With respect to our Interactive social gaming business, although largely unregulated at this time, there are movements in some jurisdictions to review social gaming and possibly implement social gaming regulations. We cannot predict the likelihood, timing, scope or terms of any such regulation or the extent to which they may affect our Interactive social gaming business. Our Interactive social gaming and RMG businesses are subject to evolving regulations and the status of any particular jurisdiction may change at any time. The regulatory structure surrounding certain aspects of these businesses is currently in flux in some jurisdictions.

In jurisdictions that authorize internet gaming, we cannot assure that we will be successful in offering our technology, content and services to internet gaming operators as we expect to face intense competition from our traditional competitors in the gaming and lottery industries and a number of other domestic and foreign providers (or, in some cases, the operators themselves), some of which have substantially greater financial resources and/or experience in this area than we do. In addition, there is a risk that the authorization of the sale of gaming and lottery offerings via interactive channels in a particular jurisdiction could, under certain circumstances, adversely impact our Gaming and Lottery offerings through traditional channels in such jurisdiction. Any such adverse impact would be magnified to the extent we are not involved in, and generating revenue from, the provision of interactive gaming and lottery products or services in such jurisdiction. Know-your-customer and geo-location programs and technologies supplied by third parties are an important aspect of certain internet and mobile gaming products and services because they confirm certain information with respect to players and prospective players, such as age, identity and location. Payment processing programs and technologies, typically provided by third parties, are also a necessary feature of interactive wagering products and services. These programs and technologies are costly and may have an adverse impact on our results of operations, cash flows and financial condition. Additionally, we cannot assure that products containing these programs and technologies will be available to us on commercially reasonable terms, if at all, or that they will perform accurately or otherwise in accordance with our required specifications.

We heavily depend on our ability to maintain and renew our customer contracts, including our long‑term lottery contracts, and we could lose substantial revenue and profits if we are unable to renew certain of our contracts on substantially similar terms or at all.

Generally, our Lottery contracts contain initial multi‑year terms, with optional renewal periods at the discretion of the customer. Upon the expiration of any such contract, including any extensions thereof, a new contract may be awarded through a competitive bidding process. Conversely, in some instances, Lottery customers are authorized to extend contracts beyond the term initially agreed in the applicable contract without subjecting the contract to competitive bidding, thereby eliminating the possibility of obtaining that new business.

We cannot assure that our current contracts will be extended or that we will be awarded new contracts as a result of competitive bidding processes or otherwise in the future. The termination, expiration or failure to renew one or more of our contracts could cause us to lose substantial revenue and profits, which could have an adverse effect on our ability to win or renew other contracts or pursue growth initiatives. We cannot assure that new or renewed contracts will contain terms that are as favorable as our current terms or will contemplate the same scope of products and services as our current contracts, and any less favorable contract terms or diminution in scope could negatively impact our results of operations, cash flows and financial condition.

We are also required by certain of our customers to provide surety or performance bonds in connection with our contracts. As of September 30, 2017, we had $221.6 million of outstanding performance bonds. We cannot assure that we will continue to be able to obtain surety or performance bonds on commercially reasonable terms or at all. Our inability to provide such bonds would materially and adversely affect our ability to renew existing, or obtain new, Lottery contracts.

A substantial portion of our Gaming revenue depends on repeat customers. In certain regions, our business may be concentrated with a small number of customers, such as our U.K. LBO business. We are currently in negotiation with LadbrokesCoral Group about a new contract for the merged entity. We cannot assure that our current contracts will be extended or that we will be awarded new contracts.

Our business depends on the protection of our intellectual property and proprietary information.

We believe that our success depends, in part, on protecting our intellectual property in the U.S. and in foreign countries. Our intellectual property includes certain patents, trademarks and copyrights relating to our products and services (including gaming machines, interactive gaming products, table games, shufflers and accessories, instant lottery games and gaming and lottery systems), and proprietary or confidential information that is not subject to patent or similar protection. Our success may depend, in part, on our ability to obtain protection for the trademarks, trade dress, names, logos or symbols under which we market our products and to obtain copyright and patent protection for our proprietary technologies, designs, software and innovations. We cannot assure that we will be able to build and maintain consumer value in our trademarks, obtain patent, trademark or copyright protection or that any patent, trademark or copyright will provide us with competitive advantages. In particular, a recent U.S. Supreme Court decision tightened the standard for patent eligibility of software patents, and other court decisions in recent years have trended towards a narrowing of patentable subject matter. These and similar decisions in the future may negatively impact the validity or enforceability of certain of our patents, our ability to protect our inventions, innovations and new technology and the value of our substantial patent portfolio. Under a patent cross-licensing agreement with IGT, which relates to technology that is used in substantially all of our gaming machines, we can offer games using patented game features from the patent portfolios of other members of IGT’s slot game features pool, and such pool members can likewise offer games using patented game features from our patent portfolio. This arrangement may diminish the competitive advantage our slot games may derive from our patents.

Our intellectual property protects the integrity of our games, systems, products and services. For example, our intellectual property is designed to ensure the security of the printing of our instant lottery games and to provide simple and secure validation of our lottery tickets. Competitors may independently develop similar or superior products, software or systems, which could negatively impact our results of operations, cash flows and financial condition. In cases where our technology or product is not protected by enforceable intellectual property rights, such independent development may result in a significant diminution in the value of such technology or product.

We also rely on trade secrets and proprietary knowledge. We enter into confidentiality agreements with our employees and independent contractors regarding our trade secrets and proprietary information, but we cannot assure that the obligation to maintain the confidentiality of our trade secrets and proprietary information will be honored.

We are currently making, and in the future may make, claims of infringement, invalidity or enforceability against third parties. For example, with the emergence of interactive gaming, we have increased enforcement against parties that infringe our intellectual property. This enforcement could:

●	cause us to incur greater costs and expenses in the protection of our intellectual property;

●	potentially negatively impact our intellectual property rights;

●	cause one or more of our patents, trademarks, copyrights or other intellectual property interests to be ruled or rendered unenforceable or invalid; or

●	divert management’s attention and our resources.

We rely on information technology and other systems, and any failures in our systems could disrupt our business and adversely impact our results.

We rely on information technology systems that are important to the operation of our business, some of which are managed by third parties. These systems are used to process, transmit and store electronic information, to manage and support our business operations and to maintain internal controls over our financial reporting. In addition, the Company collects and stores certain data, including proprietary business information, and may have access to confidential or personal information in certain of our businesses that is subject to privacy and security laws, regulations and customer-imposed controls. We could encounter difficulties in developing new systems, maintaining and upgrading current systems and preventing security breaches. Among other things, our systems are susceptible to damage, outages, disruptions or shutdowns due to fire, floods, power loss, break‑ins, cyber‑attacks, network penetration, denial of service attacks and similar events. While we have and will continue to implement network security measures and data protection safeguards, our servers and other computer systems are vulnerable to any number of threats, including viruses, malicious software, hacking, break‑ins or theft, data privacy or security breaches, third‑party security breaches, employee error or malfeasance and similar events. Failures in our systems or services or unauthorized access to or tampering with our systems and databases could have a material adverse effect on our business, reputation, results of operations, cash flows and financial condition. Any failures in our computer systems or telecommunications services could affect our ability to operate our linked games or otherwise conduct business.

Portions of our information technology infrastructure also may experience interruptions, delays or cessations of service or produce errors in connection with systems integration or migration work that takes place from time to time. We may not be successful in implementing new systems and transitioning data, which could cause business disruptions and be more expensive, time consuming, disruptive and resource‑intensive. The Company has contingency plans in place to prevent or mitigate the impact of these events. However, such disruptions could materially and adversely impact our ability to deliver products or services to customers and interrupt other processes. If our information systems do not allow us to transmit accurate information, even for a short period of time, to key decision makers, the ability to manage our business could be disrupted and our results of operations, cash flows and financial condition could be materially and adversely affected. Failure to properly or adequately address these issues could impact our ability to perform necessary business operations, which could materially and adversely affect our reputation, competitive position, results of operations, cash flows and financial condition.

Several of our products and services rely on data transferred over the internet, including wireless internet.  Access to the internet in a timely fashion is necessary to provide a satisfactory user experience to the consumers of our products.  Third parties, such as telecommunications companies, could prevent access to the internet or limit the speed of our data transmissions, with or without reason, causing an adverse impact on our user experience that may materially and adversely affect our reputation, competitive position, results of operations, cash flows and financial condition.   In addition, telecommunications companies may implement certain measures, such as increased cost or restrictions based on the type or amount of data transmitted, that would impact consumers’ ability to access our products, which could materially and adversely affect our reputation, competitive position, results of operations, cash flows and financial condition. Furthermore, internet penetration may be adversely affected by difficult global economic conditions or the cancellation of government programs to expand broadband access.

If we sustain cyber-attacks or other privacy or data security incidents that result in security breaches, we could suffer a loss of sales and increased costs, exposure to significant liability, reputational harm and other negative consequences.

Our information technology may be subject to cyber-attacks, security breaches or computer hacking. Hackers and data thieves are increasingly sophisticated and operate large-scale and complex automated attacks. Experienced computer programmers and hackers may be able to penetrate our security controls and misappropriate or compromise sensitive personal, proprietary or confidential information, create system disruptions or cause shutdowns. They also may be able to develop and deploy malicious software programs that attack our systems or otherwise exploit any security vulnerabilities. Our systems and the data stored on those systems may also be vulnerable to security incidents or security attacks, acts of vandalism or theft, coordinated attacks by activist entities, misplaced or lost data, human errors, or other similar events that could negatively affect our systems and the data stored on those systems, and the data of our business partners. Further, third parties, such as hosted solution providers, that provide services to the Company, could also be a source of security risk in the event of a failure of their own security systems and infrastructure.

The costs to eliminate or address the foregoing security threats and vulnerabilities before or after a cyber incident could be significant. Our remediation efforts may not be successful and could result in interruptions, delays or cessation of service, and loss of existing or potential suppliers or customers. In addition, breaches of our security measures and the unauthorized dissemination of sensitive personal, proprietary or confidential information about the Company, our business partners or other third parties could expose us to significant potential liability and reputational harm. As threats related to cyber-attacks develop and grow, we may also find it necessary to make further investments to protect our data and infrastructure, which may impact the Company’s profitability. Although the Company has insurance coverage for protecting against cyber-attacks, it may not be sufficient to cover all possible claims, and the Company may suffer losses that could have a material adverse effect on its business. As a global enterprise, we could also be negatively impacted by existing and proposed laws and regulations, and government policies and practices related to cybersecurity, data privacy, data localization and data protection.

If we are not able to maintain adequate internal control over our financial reporting, it could adversely affect our reputation and business.

Our management is responsible for establishing and maintaining adequate internal control over financial reporting. If we cannot maintain and execute adequate internal control over financial reporting or when necessary implement new or improved controls that provide reasonable assurance of the reliability of the financial reporting and preparation of our financial statements for external use, we may suffer harm to our reputation, fail to meet our public reporting requirements on a timely basis or be unable to properly report on our business and our results of operations, cash flows and financial condition. Additionally, the inherent limitations of internal controls over financial reporting may not prevent or detect all misstatements or fraud, regardless of the adequacy of those controls. We are currently undertaking an ERP system implementation in our largest business segment and integrating the systems and business processes of recently acquired NYX. In addition we adopted ASC 606 effective January 1, 2018, which required adding new controls for the year ended December 31, 2017, including disclosure controls over the anticipated effects of ASC 606. Each of the preceding changes could materially impact our internal control over financial reporting.

Our results of operations, cash flows and financial condition could be affected by natural events in the locations in which we or our customers, suppliers or regulators operate.

We may be impacted by severe weather and other geological events, including hurricanes, earthquakes, floods or tsunamis that could disrupt our operations or the operations of our customers, suppliers, data service providers and regulators. Natural disasters or other disruptions at any of our facilities or our suppliers’ facilities may impair or delay delivery of our products and services. For example, hurricanes and earthquakes affected our lottery retail sales in Puerto Rico and certain of our land-based casino customers in Mexico, Florida, Mississippi, Louisiana, and the Caribbean in the third quarter of 2017, with a negative impact on our fourth-quarter and full-year 2017 financial results. Additionally, disruptions experienced by our regulators due to natural disasters or otherwise could delay our introduction of new products or entry into new jurisdictions where regulatory approval is necessary. While we insure against certain business interruption risks, we cannot assure that such insurance will compensate us for any losses incurred as a result of natural or other disasters. Any serious disruption to our operations, or those of our customers, our suppliers or our regulators, could have a material adverse effect on our results of operations, cash flows and financial condition.

Our inability to complete acquisitions and integrate those businesses successfully, including the NYX Acquisition, could limit our growth or disrupt our plans and operations.

From time to time, we pursue strategic acquisitions. Our ability to succeed in implementing our strategy will depend to some degree upon our ability to identify and complete commercially viable acquisitions. We cannot assure that acquisition opportunities will be available on acceptable terms or at all, or that we will be able to obtain necessary financing or regulatory approvals to complete potential acquisitions.

We may not be able to successfully integrate any businesses that we acquire, including NYX, or do so within the intended timeframes. We could face significant challenges in managing and integrating our acquisitions and our combined operations, including acquired assets, operations and personnel. In addition, the expected cost synergies associated with such acquisitions may not be fully realized in the anticipated amounts or within the contemplated timeframes or cost expectations, which could result in increased costs and have an adverse effect on our prospects, results of operations, cash flows and financial condition. We expect to incur incremental costs and capital expenditures related to our contemplated integration activities.

Acquisition transactions may disrupt our ongoing business. The integration of acquisitions will require significant time and focus from management and may divert attention from the day‑to‑day operations of the combined business or delay the achievement of our strategic objectives.  In particular, the NYX Acquisition resulted in an expansion of our portfolio of content, technology and products. Our business may be negatively impacted following the NYX Acquisition if we are unable to effectively manage our expanded operations. The implementation of our integration plans following the NYX Acquisition will require significant time and focus from management and may divert attention from the day-to-day operations of the combined business. We also cannot assure that we will not incur liabilities for the past activities of NYX or its subsidiaries.

Our results of operations fluctuate due to seasonality and other factors and, therefore, our periodic operating results are not guarantees of future performance.

Our results of operations can fluctuate due to seasonal trends and other factors. Sales of our gaming machines to casinos are generally strongest in the spring and slowest in the summer, while revenue from our Participation gaming machines is generally strongest in the spring and summer. Player activity in our Interactive business is generally slower in the second and third quarters of the year, particularly during the summer months. Certain other seasonal trends and factors that may cause our results to fluctuate include: the geographies where we operate; holiday and vacation seasons; climate; weather; economic and political conditions; timing of the release of new products; significant equipment sales or the introduction of gaming or lottery activities in new jurisdictions or to new customers; the size and duration of draw lottery game jackpots; and other factors.

In addition, it is difficult for us to forecast the timing of revenue from sports wagering in our Interactive business because our sports wagering customers typically invest substantial time, money and other resources researching their needs and available competitive alternatives before deciding to purchase our solutions. Typically, the larger the potential sale, the more time, money and other resources will be invested by customers. Our sports wagering sales cycles also vary depending on the products and technology our prospective customers are looking to license. As a result, it may take many months after our first contact with a customer before a sale can actually be completed. In addition, we rely on our technology team to integrate our sports wagering software with that of the customer’s, and therefore, our sales efforts are vulnerable to delays at both the customer level and the integration level. During these long sales cycles, events may occur that affect the size or timing of the launch, or even cause it to be cancelled, including: purchasing decisions may be postponed during periods of economic uncertainty; we or our competitors may announce or introduce new solutions; our competitors may offer lower prices; technology problems of customers may arise to slow deadlines or launch targets; or budget and purchasing priorities of customers may change. If any of these events were to occur, sales of our sports wagering solutions or services may be cancelled or delayed, which would reduce our revenue and income.

In light of the foregoing, results for any quarter are not necessarily indicative of the results that may be achieved in another quarter or for the full fiscal year. We cannot assure that the seasonal trends and other factors that have impacted our historical results will repeat in future periods as we cannot influence or forecast many of these factors.

Changes in tax laws or tax rulings, or the examination of our tax positions, could materially affect our financial condition and results of operations.

Tax laws are dynamic and subject to change as new laws are passed and new interpretations of the law are issued or applied. Our existing corporate structure and intercompany arrangements have been implemented in a manner we believe is in compliance with current prevailing tax laws. However, the tax benefits that we intend to eventually derive could be undermined due to changing tax laws. In addition, the taxing authorities in the U.S. and other jurisdictions where we do business regularly examine our income and other tax returns. The ultimate outcome of these examinations cannot be predicted with certainty.

The recent comprehensive tax reform in the United States could adversely affect our business and financial condition.

The United States enacted comprehensive tax legislation that includes significant changes to the taxation of business entities. These changes include, among others, (i) a permanent reduction to the corporate income tax rate, (ii) a partial limitation on the deductibility of business interest expense, (iii) a shift of the U.S. taxation of multinational corporations from a tax on worldwide income to a territorial system (along with certain rules designed to prevent erosion of the U.S. income tax base) and (iv) a one-time tax on accumulated offshore earnings held in cash and illiquid assets, with the latter taxed at a lower rate. Because these tax law changes are new, we are still evaluating the impact they may have on our business and results of operations in the future, and although at this time we do not expect that the changes will have an overall significant adverse impact on our business and financial condition, we cannot assure you that our business and results of operations will not be adversely affected by these new laws.

Risks relating to our indebtedness

We may not have sufficient cash flows from operating activities, cash on hand and available borrowings under our Credit Agreement to finance required capital expenditures under new contracts and meet our other cash needs. These obligations require a significant amount of cash.

Our Gaming operations and Lottery systems businesses generally require significant upfront capital expenditures for gaming machine or lottery terminal assembly, software customization and implementation, systems and equipment installation and telecommunications configuration. In connection with a renewal or bid of a Gaming machine or Lottery systems contract, a customer may seek to obtain new equipment or impose new service requirements, which may require additional capital expenditures in order to retain or win the contract. In connection with the renewal of LNS’ exclusive concession to operate the Italian instant games lottery, we will be responsible for our pro rata share, or €160.0 million, of the €800.0 million payment LNS is required to make to obtain the concession. €10.0 million was paid in December 2017, with the remainder due in 2018. Historically, we have funded these upfront costs through cash flows generated from operations, available cash on hand and borrowings under our Credit Agreement, 2022 secured notes, 2022 unsecured notes, initial dollar notes or subordinated notes. In addition, we have seen an increase in lottery RFPs, some involving PMAs, which include economic terms that expose us to increased risk, such as requiring the guarantee of specific income thresholds or significant upfront payments. . In addition, to the extent we are compensated under any of our contractual arrangements based on a share of our customers’ revenue rather than payment for our expenses and services, we may incur upfront costs (which may be significant) prior to receipt of any revenue under such arrangements. Our ability to generate revenue and to continue to procure new contracts will depend on, among other things, our then present liquidity levels or our ability to obtain additional financing on commercially reasonable terms.

If we do not have adequate liquidity or are unable to obtain financing for these upfront costs and other cash needs on favorable terms or at all, we may not be able to bid on certain contracts, which could result in our losing business or restrict our ability to grow, which could have a material adverse effect on our results of operations, cash flows and financial condition. Moreover, we may not realize the return on investment that we anticipate on new or renewed contracts due to a variety of factors, including lower than anticipated retail sales or amounts wagered, higher than anticipated capital or operating expenses and unanticipated regulatory developments or litigation. We may not have adequate liquidity to pursue other aspects of our strategy, including bringing our products and services to new customers or new or underpenetrated geographies (including through equity investments) or pursuing strategic acquisitions. In the event we pursue significant acquisitions or other expansion opportunities, conduct significant repurchases of our outstanding securities, or refinance or repay existing debt, we may need to raise additional capital either through the public or private issuance of equity or debt securities or through additional borrowings under our existing financing arrangements, which sources of funds may not necessarily be available on terms acceptable to us, if at all.

We may not have sufficient cash flows from operating activities to service all of our indebtedness and other obligations, and may be forced to take other actions to satisfy our obligations, which may not be successful.

Our ability to make payments on and to refinance our indebtedness and other obligations depends on our results of operations, cash flows and financial condition, which in turn are subject to general economic, financial, competitive, legislative, regulatory and other factors that are beyond our control. We may not be able to maintain a level of cash flows from operating activities sufficient to permit us to pay the principal, premium, if any, and interest on our indebtedness and our other obligations. In addition, NYX has historically had negative operating cash flows. Although we anticipate that our sports wagering business will have positive cash provided by operating activities in future periods, it is possible that our sports wagering business or any other part of our business acquired as part of the NYX Acquisition may experience negative cash flow in any future period as it continues to progress its business plans and its capacity of operations.

We are required to make scheduled payments of principal on the term loans borrowed under our Credit Agreement, and our Credit Agreement requires that a portion of our excess cash flow be applied to prepay amounts borrowed under our Credit Agreement. We may also, from time to time, repurchase, or otherwise retire or refinance our debt, through our subsidiaries or otherwise. Such activities, if any, will depend on prevailing market conditions, contractual restrictions and other factors, and the amounts involved may or may not be material. If we need to refinance all or part of our indebtedness at or before maturity, we cannot assure that we will be able to obtain new financing or to refinance any of our indebtedness on commercially reasonable terms or at all.

Our lenders, including the lenders participating in our revolving credit facility under the Credit Agreement, may become insolvent or tighten their lending standards, which could make it more difficult for us to borrow under our revolving credit facility or to obtain other financing on favorable terms or at all. Our results of operations, cash flows and financial condition would be adversely affected if we were unable to draw funds under our revolving credit facility because of a lender default or to obtain other cost‑effective financing. Any default by a lender in its obligation to fund its commitment under our revolving credit facility (or its participation in letters of credit) could limit our liquidity to the extent of the defaulting lender’s commitment. If we are unable to generate sufficient cash flow in the future to meet our commitments, we will be required to adopt one or more alternatives, such as refinancing or restructuring our indebtedness (including the notes), selling material assets or operations or seeking to raise additional debt or equity capital. We cannot assure that any of these actions could be completed on a timely basis or on satisfactory terms or at all, or that these actions would enable us to continue to satisfy our capital requirements. Moreover, our existing debt agreements contain, and our future debt agreements may contain, restrictive covenants that may prohibit us from adopting these alternatives. Our failure to comply with these covenants could result in an event of default which, if not cured or waived, could result in the acceleration of all of our debt. See “Description of other indebtedness,” “Description of dollar notes,” “Description of secured euro notes” and “Description of unsecured euro notes.”